Exhibit 32

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Local Financial Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:

     (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (b) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Dated this 7th day of May 2004.

LOCAL FINANCIAL CORPORATION (“Company”)
/s/ Edward A. Townsend
Edward A. Townsend
Chief Executive Officer

/s/ Richard L. Park
Richard L. Park
Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Local Financial Corporation and will be retained by Local Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.